UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2012

DayStar Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34052	84-1390053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33556 Alvarado Niles Road

Union City, California 94587-1010

(Address of Principal Executive Offices) (Zip Code)

(408) 582-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 13, 2012, Christopher T. Lail notified DayStar Technologies, Inc. (the “Company”) that he is resigning from his positions as Chief Financial Officer, Treasurer and Secretary of the Company in order to accept a position with another company. Mr. Lail will continue in his current positions until the last day of his employment with the Company, which is currently expected to be the end of the two week notice period, on or about June 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: June 19, 2012	By	/s/ Peter A. Lacey
Peter A. Lacey
Interim Chief Executive Officer